UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: December 31, 2018

KonaTel, Inc.

(Exact name of Registrant as specified in its charter)

Not Applicable

(Former name or address, if changed since last report)

Delaware	001-10171	80-0000245
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13601 Preston Road, # E816

Dallas, Texas 75240

(Address of Principal Executive Offices, Including Zip Code)

(214) 323-8410

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. We have based the forward-looking statements contained in this Current Report primarily on our current expectations about future events and trends that we believe may affect our current and proposed business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements are subject to risks, uncertainties, assumptions and other factors, including those described under the caption “Risk Factors” of Item 1A of our 10-K Transition Report for the year ended December 31, 2018, which was filed with the Securities and Exchange Commission (the “SEC”) on or about June 29, 2018, and which is incorporated herein by reference and can be accessed by Hyperlink in Item 9.01 below (the “10-K Transition Report”). Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements used herein. Accordingly, we cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Current Report completely, and it should be read and considered with other reports or registration statements filed by us with the SEC. Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

EXPLANATORY NOTES

Except as otherwise indicated by context, references to the “Company,” “we,” “our,” “us” and words of similar import refer to “KonaTel, Inc.,” a Delaware corporation, formerly named Dala Petroleum Corp., which is the Registrant, and our wholly-owned subsidiary, KonaTel, Inc., a Nevada corporation (“KonaTel Nevada”).

CAUTIONARY STATEMENTS

We have a limited public float of our outstanding common stock, and there has been no established trading market in our common stock during the past five years.  See the caption “Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” of Part II, Item 5, of our 10-K Transition Report.  These factors may result in uncertainty and volatility in the trading price of our common stock that may not have any relation to our current or future prospects.  On or about September 29, 2017, our Application for continued quotations of our common stock on the OTC Markets Group OTCQB Tier (respectively, the “OTC Markets” and the “OTCQB Tier”) was not approved because of our limited public float and the high concentration of the ownership of our common stock in one entity at that time, among other potential reasons. With the December 18, 2017, closing of our KonaTel Nevada Merger (see the applicable 8-K Current Reports in Item 9.01 below that are incorporated herein by reference and that can be accessed by Hyperlink), the percentage of a majority of the ownership of our common stock in a limited number of holders increased, with an aggregate of 33,749,000 shares (includes 1,224,000 shares underlying vested options that could have been exercised within 60 days of the date of this Current Report) being deemed to be beneficially owned by D. Sean McEwen, our Chairman, CEO, President and a director, 13,500,000 shares of direct ownership and 749,000 shares underlying personally owned vested options, and 12,225,000 shares (includes 250,000 shares underlying vested options owned by others) of indirect ownership under a Shareholder Voting Agreement executed and delivered at the Effective Time of the “KonaTel Nevada Merger,” or December 14, 2017.  This Shareholder Voting Agreement has a two (2) year term, ending December 17, 2019. Based upon the present number of our outstanding shares of our common stock of 41,916,286 shares (which includes the referenced shares underlying vested options that can be exercised within 60 days of the date of this Current Report, along with an additional 7,000,000 shares issued under the “Apeiron Merger Agreement” (as defined below), effective December 31, 2018, and which also included a two (2) year Shareholder Voting Agreement (as defined below), Mr. McEwen is currently the beneficial owner of approximately 80.5% of our outstanding shares.  See the caption “Security Ownership of Certain Beneficial Owners and Management” of Part

III, Item 12 of our 10-K Transition Report referenced in Item 9.01 for additional information on how these computations were computed its filing date or June 29, 2018.  Our common stock is currently quoted on the OTC Markets OTC Pink Tier (the “OTC Pink Tier”) under the trading symbol “KTEL.”

The information contained in this Current Report responds to the following items of Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.01	Completion of Acquisition or Disposition of Assets.
Item 3.02	Unregistered Sales of Equity Securities.
Item 9.01	Financial Statements and Exhibits.

Section 1 – Registrant’s Business and Operations.

Item 1.01 Entry into a Material Definitive Agreement.

Apeiron Merger Agreement.

Dated and effective as of December 31, 2018, we entered into an Agreement and Plan of Merger (the “Apeiron Merger Agreement”) between us (KonaTel, Inc., a Delaware corporation [“KonaTel,” or “we,” “our” or “us” and words of similar import]), and KonaTel Acquisition Corp., a Nevada corporation and our recently formed wholly-owned acquisition subsidiary (“Merger Subsidiary”); and Apeiron Systems, Inc., a Nevada corporation (“Apeiron”), and Joshua Ploude (“Ploude”) and Vyacheslav Yanson (“Yanson”), jointly and severally (hereinafter sometimes referred to collectively as the “Apeiron Shareholders”).  We exchanged 7,000,000 shares of our $0.001 mill par value common stock comprised of “restricted securities” as defined in SEC Rule 144 for all of the outstanding securities of Apeiron, and on the “Effective Date” and time of the merger (“December 31, 2018” at 11:59 p.m. Pacific Standard Time), Apeiron became our wholly-owned subsidiary (the “Merger”).  The Merger is intended to qualify as a reverse triangular merger under Sections 368(a)(1) and 368(a)(2)(E) of the Internal Revenue Code.  In connection with the Closing of the Merger, and as of the Effective Date of the Merger, we: entered into (i) Employment Agreements with each of the Apeiron Shareholders; and (ii) Lock-Up/Leak-Out Agreements, which govern the resale of the “KonaTel Shares” each received in the Merger. Additionally, a Shareholder Voting Agreement with a two (2) year term between us, D. Sean McEwen, our President and Chairman of the Board of Directors and the Apeiron Shareholders, was executed and delivered by these parties as a condition of the Closing (see the heading “Shareholder Voting Agreement” below).  All officers and directors of Apeiron resigned on the Effective Date, with the exception that Ploude remained as the President of Apeiron (see his Employment Agreement described below), and D. Sean McEwen was designated and elected as the sole director and Chairman and as the Vice President, Secretary and Treasurer of Apeiron.

In addition to the share exchange and the referenced agreements above, the Apeiron Merger Agreement also required that there be a “Net Working Capital” computation that will provide sufficient cash resources to operate Apeiron for a period of not less than ninety (90) days, with the understanding that at the end of such ninety (90) period, the parties will review and re-compute the New Working Capital computation, with the understanding that any overage of the estimate shall be paid to the Apeiron Shareholders and any deficit shall be paid by the Apeiron Shareholders to us.  The Apeiron Merger Agreement also contained customary representations and warranties, closing conditions of the “Parties” and closing deliveries, among other terms and conditions.

The Apeiron Shareholders also have a $1.00 “Guaranteed Value” of the KonaTel Shares they received under the Apeiron Merger Agreement, which indicates, subject to certain enumerated conditions, that “in the event that the KonaTel common stock does not reach an average closing price equal to or exceeding $1.00 per share (the ‘Guaranteed Value’) over any period of ten (10) consecutive Trading Days (the ‘Calculated Value’) during the period commencing on December 31, 2020 and ending on December 31, 2021 (the ‘Valuation Period’) as quoted by the applicable Trading Market on which the KonaTel Shares are listed or quoted for trading, KonaTel shall issue to the Apeiron Shareholders for each such share of the KonaTel Shares continuously owned and held of record in the respective names of the Apeiron Shareholders (the ‘Qualifying Shares’) during the Valuation Period the number of shares of KonaTel common stock that is equal to the number of Qualifying Shares multiplied by the difference between the Guaranteed Value and the highest Calculated Value achieved during the Valuation Period (the ‘Guarantee Shares’) such that:  [Guarantee Shares = Qualifying Shares x (Guaranteed Value – highest Calculated Value]).  By way of example only, if at the end of the Valuation Period: (i) the Apeiron Shareholders

own of record 7,000,000 KonaTel Shares; and (ii) the highest Calculated Value achieved during the Valuation Period is $0.75, then the Apeiron Shareholders shall be entitled to receive an additional 1,750,000 shares of KonaTel common stock.”  See Section 5.10 of the Apeiron Merger Agreement.  This Guaranteed Value is subject to the conditions outlined in the following sections of Section 5.10 of the Apeiron Merger Agreement, which provide that: (a) there be a Closing of the Merger; (b) the Apeiron Shareholders continuously own the Qualifying Shares, of record, through the date of the Valuation Period; (c) the Calculated Value of $1.00 shall not have been achieved during the Valuation Period; and (d) the continued employment of the Apeiron Shareholders.  In the event of termination of employment voluntarily, any obligation of the Company for the Guaranteed Value shall cease; and in the event of termination for gross negligence, reckless conduct or crimes committed that are material to the Company, on a consolidated basis, any obligation of the Company under the Guaranteed Value shall also cease, provided (i) such matters shall have been concluded to have occurred and shall be set forth in findings of fact and conclusions of law in a court of competent jurisdiction hereunder, or there shall have been a conviction or a plea agreement regarding any such crimes by the applicable Apeiron Shareholder; or (ii) any such findings or determinations shall have been made in any other proceeding as may be agreed upon by the applicable parties, including arbitration (collectively, the “Proceedings”).

Accounting Treatment of the Merger.

The Merger will be accounted for as an acquisition.

Apeiron.  Apeiron was organized in 2013, and is a provider of a suite of real-time business communications services that include voice, messaging, network connectivity and platform services.  It develops software that defines and manages the products, its billing and the customer experience and interface.  Apeiron delivers service from a facilities-based network using best in class commercial and open source software and hardware to create a highly resilient and scaleable business communications service.  Apeiron executes a “CPaaS” mode of service delivery, which is characterized by Application Programming Interface (“API”) access to all aspects of the product suite.  This API access enables customers to consume and control services in real time with either machine or human interfaces.  It also operates a private cloud infrastructure deployed in all network sites that is extended to customers through software defined and network function virtualization (“SD-NFV”) technologies and techniques to create a seamless network/cloud/application integration between the end user sites and the Apeiron network.  Apeiron provides “PSTN” voice origination and termination services from ~16000 U.S. rate centers and origination and termination voice services to 60 non-US countries, along with public, private and SD-WAN data connections to more than 90% of the populations in the U.S. with wire-line fiber and copper access technologies and wireless LTE data access from the three major U.S. networks.  Apeiron also provides “SMS” and “MMS” message origination and termination with a feature set that allows businesses to manage compliance, campaigns, list management and auto-responders. Apeiron targets various markets with the service capabilities and these include developer/application providers, call center, enterprise, very small business, SMB and wholesale.  It delivers a SD-WAN network product, an “IoT” product using “LTE” data connections and Voice Platform as a Service (“VPaaS”) product that operates on Apeiron’s private cloud infrastructure, the three of which represent the newest product development initiatives.

Employment Agreements.

Joshua Ploude.  Mr. Ploude is 42 years old.  Effective December 31, 2018, Apeiron and Mr. Ploude executed and delivered a 36-month Employment Agreement under which Mr. Ploude will be the Chief Executive Officer of Apeiron, with the attendant duties and responsibilities outlined in his Employment Agreement, at a monthly salary of $16,667.  The Employment Agreement has customary provisions regarding trade secrets; a one (1) year covenant not to compete; confidentiality; Apeiron’s continued ownership of intellectual property; a duty to cooperate; free, fully-paid licensing to Apeiron of inventions created by Mr. Ploude that he provides or incorporates into any Employer product or system during his employment with Apeiron; and an assignment of Mr. Ploude’s interest in all relevant intellectual property utilized by Apeiron, among other terms and conditions.

Mr. Ploude is the President and CEO and Co-Founder of Apeiron, and since 2013, he has been responsible for defining the product vision and operational strategy for Apeiron.  He has worked directly with software, hardware and carrier network vendors to oversee the development of Apeiron’s product set; and has also had the responsibility to work with internal software development teams to ensure Apieron’s software provides the requisite function to support product and operational initiatives.

He has also been responsible for planning and building Competitive Local Exchange Carrier (“CLEC”) and Internet Service Provider (“ISP”) facilities-based networks since 2001 and has managed 5+ “Greenfield network” (the installation of a network where there was not previously one in use) builds across all types of wire-line and wireless network infrastructures.

Mr. Ploude holds a Bachelors of Science in Political Science from UCLA and a Masters of Science in Telecommunications Management from Golden Gate University.  He has had the following business experience since 1999: 1999-2005 - CTO of PCS1/Datavo - A facilities-based CLEC serving a California-wide footprint; 2006-2010 - President/CEO of Ethos Communications - A consultancy helping CLECs and ISPs with operational and technology development; 2010-2013 - CTO of TNCI - A facilities-based CLEC & ISP, serving a 48 state footprint; and 2013-Present - Co-Founder, CEO and President of Apeiron Systems, Inc.

Vyacheslav Yanson.  Mr. Yanson is 33 years old.  Effective December 31, 2018, Apeiron and Mr. Yanson executed and delivered a 36-month Employment Agreement under which Mr. Yanson will be the Chief Technology Officer of Apeiron, with the attendant duties and responsibilities outlined in his Employment Agreement, at a monthly salary of $12,500.  The Employment Agreement has customary provisions regarding trade secrets; a one (1) year covenant not to compete; confidentiality; Apeiron’s continued ownership of intellectual property; a duty to cooperate; free, fully-paid licensing to Apeiron of inventions created by Mr. Yanson that he provides or incorporates into any Employer product or system during his employment with Apeiron; and an assignment of Mr. Yanson’s interest in all relevant intellectual property utilized by Apeiron, among other terms and conditions.

Mr. Yanson is the CTO of Apeiron Systems.  As CTO of Apeiron, he has overseen the development of all of Apeiron software development operations, with a focus on code stewardship for sustainable operations at scale. Apeiron’s business is built on an industry leading “BSS/OSS,” and Mr. Yanson has been responsible for this software platform and its integration to the network, product and external partners.  He has had the following business experience since 2006: 2006-2008 - Senior Framework Architect at Wiredrive - Cloud-media sharing platform for advertising, entertainment and consumer marketing companies; 2008-2010 - CTO of OneCubicle - Social collaboration and job search platform for college graduates; 2010-2012 - CTO and President of Killer Beaver - Software and Business Process Consultancy delivering scaleable and automated solutions for clients of the company; 2012-2013 - Infrastructure Architect for Grail - news feed and video content aggregation and distribution platform; and 2013-Present - Co-Founder and CTO of Apeiron Systems, Inc.

Lock-Up/Leak-Out Agreements.  Subject to registration with the SEC and compliance with all of the applicable provisions of the SEC promulgated under the Securities Act, the resale of the KonaTel Shares of each Apeiron Shareholder is prohibited by a six (6) month “Lock-Up Period,” and thereafter (the “Leak-Out Period”), among other terms and conditions, to the resale of the greater of (i) (5%) of the total shares of the Company publicly traded on any nationally recognized medium of a stature no less than the OTC Pink Tier of the OTC Markets over the previous ten (10) trading days, or (ii) one percent (1%) of the total outstanding shares of the Company as reported in the Company’s most recently filed SEC report or registration statement in the Edgar Archives of the SEC, divided by thirteen (13) weeks (which numbers may be updated from time to time), on a non-cumulative basis, meaning that if the amount of shares allowed to be sold during a weekly period are not sold in any specific week, that the unsold amount cannot be cumulated and sold in any subsequent week or weeks with the sale of other shares that are allowed to be sold in a specific week, and that all of such sales be shall be made at the “ask” price and not at the “bid” price for the Company’s shares in any applicable public market for such shares. Any sales made by “affiliates” of the Company during the Leak-Out Period are also subject to the standard volume limitations applicable to any “affiliate” of the Company under SEC Rule 144.

Shareholder Voting Agreement.  Under the Shareholder Voting Agreement, the Apeiron Shareholders have granted Mr. McEwen, our Chairman, President and CEO, an irrevocable proxy coupled with an interest, together with the following rights, including a right of veto, for a period of two (2) years from the Closing of the Merger, on the following matters: (i) an increase in the compensation of any employee of the Company by more than $20,000 in any one (1) calendar year and for these purposes, the term compensation includes any form of remuneration or monetary benefit; (ii) the issuance of stock, the creation of a new class of stock, the grant of options or warrants, modification of any shareholder, option holder or warrant holder’s rights, grants, conversion rights or the taking of any other action that directly or indirectly dilutes the outstanding securities of the Company; (iii) the issuance of debt in excess of $100,000 in the aggregate in any one calendar year; (iv) the approval of a plan of merger, reorganization or conversion; (v) the sale, transfer or other conveyance of assets of the Company having an aggregate value in excess of $100,000 in any one calendar year, other than in the ordinary course of the business; (vi) the entry into a contract or other transaction having a total aggregate contractual liability for the Company in excess of $100,000 in any one calendar year; (vii) any change in the current Amended and Restated Bylaws of the Company modifying these requirements (all of which are included in the Company’s Amended and Restated Bylaws currently in existence; and (viii) that Mr. McEwen be named as a “nominee” to the Board of Directors of the Company at any special or annual meeting of the Company’s shareholders to elect members to the Board of Directors and to vote all proxies provided to management in connection with any such meeting for Mr. McEwen as one of the “nominees” to our Board of Directors, so long as Mr. McEwen owns 5% or more of the outstanding shares of our common stock, among other provisions. The Shareholder Voting Agreement also provides, however, that if Mr. McEwen has been removed as a director for cause by our shareholders and such removal has been confirmed by a Delaware court of competent jurisdiction under Delaware Law, this “nominee” provision shall not be enforceable by Mr. McEwen and shall be void.

Summaries of Documents.  The summaries of the Apeiron Merger Agreement, the Employment Agreements, the Lock-Up/Leak-Out Agreement, the Shareholder Voting Agreement and any other agreements, documents and instruments otherwise described herein and which are incorporated herein by reference, do not purport to be complete and are qualified in their entirety by reference to the complete text of each such agreement, document or instrument, copies of which are filed as “Exhibits” to this Current Report in Item 9.01 hereof. Additional information included in reports that we have previously filed with the SEC and that we believe may be useful in considering the disclosure provided herein are also incorporated herein by reference and can be accessed by “Hyperlink” to the reports incorporated by reference in Item 9.01. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Apeiron Merger Agreement or other agreement, document or instrument referenced and comprising a part of the “Merger Transaction Documents.”

Smaller Reporting Company.

We are subject to the reporting requirements of Section 13 of the Exchange Act, and subject to the disclosure requirements of Regulation S-K of the SEC, as a “smaller reporting company.”  That designation will relieve us of some of the informational requirements of Regulation S-K, and the Merger will have no effect on that designation.

Emerging Growth Company.

We are also an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, or “JOBS Act.” As long as we remain an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not an “emerging growth company,” like those applicable to a “smaller reporting company,” including, but not limited to, a scaled down description of our business in SEC filings; no requirements to include risk factors in Exchange Act filings; no requirement to include certain selected financial data and supplementary financial information in SEC filings; not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act; reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements that we file under the Exchange Act; no requirement for Sarbanes-Oxley Act Section 404(b) auditor attestations of internal control over financial reporting; and exemptions from the requirements of holding an annual nonbinding advisory vote on executive compensation and seeking nonbinding stockholder approval of any golden parachute payments not previously approved. We are also only required to file audited financial statements for the previous two fiscal years when filing registration statements, together with reviewed financial statements of any applicable subsequent quarter.

We may take advantage of these reporting exemptions until we are no longer an “emerging growth company.” We can remain an “emerging growth company” for up to five years.  We would cease to be an “emerging growth company” prior to such time if we have total annual gross revenues of $1 billion or more and when we become a “larger accelerated filer,” have a public float of $700 million or more or we issue more than $1 billion of non-convertible debt over a three-year period.

Section 2 – Financial Information.

Item 2.01 Completion of Acquisition or Disposition of Assets.

See Item 1.01.

Section 3 – Securities and Trading Markets.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01.  The KonaTel Shares issued under the Apeiron Merger Agreement were issued in reliance upon the exemptions from registration of securities under Section 4(a)(2) of the Securities Act and Rule 506 of the SEC promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired (will be filed on or before March 16, 2019).

(b)

Pro forma financial information (will be filed on or before March 16, 2019).

(c)

Shell company transactions (not applicable).

(d)

Exhibits:

2.1

Agreement and Plan of Merger

10.1

Ploude Employment Agreement

10.2

Yanson Employment Agreement

10.3

Lock-up/Leak-Out Agreement

10.4

Shareholder Voting Agreement

Exhibits incorporated by reference:

10-K Transition Report for the year ended December 31, 2017, and filed with the SEC on June 29, 2018.

8-KA-2 Current Report dated November 15, 2017, and filed with the SEC on April 17, 2018 (the “KonaTel Nevada Merger” [audited financial statements of KonaTel Nevada for the years ended December 31, 2016, and 2017, reviewed financial statements for the nine month period ended September 30, 2017, and unaudited pro forma condensed combined balance sheets and income statements and related footnotes as of September 30, 2017, which assumed the closing of the KonaTel Nevada Merger at September 30, 2017]).

8-KA-1 Current Report dated November 15, 2017, and filed with the SEC on December 20, 2017 (the “KonaTel Nevada Merger” [“Agreement and Plan of Merger”]).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KonaTel, Inc.

Date: December 31, 2018	By:	/s/ D. Sean McEwen
D. Sean McEwen
President, Chairman, Chief Executive Officer and Director